                                                                    EXHIBIT 99.1


        THE HOUSTON EXPLORATION INCREASES THIRD QUARTER NET INCOME 127%;
                   ANNOUNCES 2004 CAPITAL PROGRAM AND GUIDANCE

Houston, Texas - November 6, 2003 - The Houston Exploration Company (NYSE: THX) today reported net income for the third quarter of 2003 of $34.7 million, or $1.11 per fully diluted share, an increase of 127 percent from the third quarter 2002, which was $15.3 million, or $0.50 per fully diluted share. Discretionary cash flow totaled $98.1 million, up 54 percent from the $63.8 million reported during the corresponding 2002 quarter. (Discretionary cash flow is a Non-GAAP Financial Measure and is explained in the attached table.)

During the quarter the company produced 26.5 billion cubic feet of natural gas equivalent (Bcfe), up 4 percent from the prior year's third quarter volume of
25.6 Bcfe. Revenues rose more than 40 percent to $118.9 million, as compared to the $84.2 million reported during the third quarter of 2002.

Houston Exploration realized an average natural gas price of $4.45 per thousand cubic feet (Mcf) during the third quarter of 2003, up 38 percent from 2002's average third quarter price of $3.23 per Mcf. The crude oil price saw an increase of 7 percent this quarter, averaging $27.70 per barrel compared to $25.77 per barrel during the third quarter of 2002.

During the first nine months of 2003 the company earned $105.3 million, or $3.38 per fully diluted share. This compares with earnings of $45.5 million, or $1.47 per fully diluted share during 2002's first three quarters. Discretionary cash flow increased by nearly two-thirds to $304.6 million from the $187.7 million realized for the first nine months of 2002.

Production for 2003's first three quarters totaled 79.1 Bcfe, up 4 percent from the 76.2 Bcfe reported for the first nine months of 2002. At current rates the company is positioned to be in line with previous 2003 production guidance of 105 Bcfe to 109 Bcfe.

During the quarter the company announced its largest acquisition to date encompassing 89 Bcfe of Gulf of Mexico reserves from Transworld Exploration and Production Inc. The assets, which were purchased for $149 million at closing on October 15, 2003, are currently producing 35 million cubic feet of natural gas equivalent per day.

The company's quarterly operating costs on a unit basis are referenced below.

                                                       THIRD QUARTER 2003
                                                       ------------------
COSTS ($/MCFE)
Lease operating expense                                $              .39
Severance tax                                          $              .13
General and administrative, net                        $              .20
Transportation                                         $              .10
Depreciation, depletion and amortization
and asset retirement accretion                         $             1.81
Interest, net                                          $              .07

"Our professional talent, prospect inventory, technical resources and financial capacity have never been stronger," commented Robert B. Catell, chairman of the board. "We are better positioned to grow this company with a combination of drilling and strategic acquisitions now more than any other time in our history."

William G. Hargett, president and chief executive officer, added, "Over the next few months we will enhance the development plan for the assets purchased from Transworld, drill more than five deep shelf tests offshore, and run 10 rigs in our onshore region, so 2004 is gearing up to be a very active year for Houston Exploration."

The Houston Exploration Company has prepared the following tables to act as guidance for both the fourth quarter of 2003 and the 2004 calendar year. Actual results may vary.

HOUSTON EXPLORATION FOURTH QUARTER 2003 GUIDANCE

OPERATIONS                                                  ESTIMATE
----------                                             ------------------
Production (MMcfe/d)                                   +/-     310 to 315
Percent natural gas                                    +/-             92%
Percent hedged                                         +/-             60%

COSTS ($/MCFE)                                              ESTIMATE
--------------                                         ------------------
Lease operating expense                                +/- $          .42
Severance tax                                          +/- $          .12
General and administrative, net                        +/- $          .16
Transportation                                         +/- $          .10
Depreciation, depletion and amortization
and asset retirement accretion                         +/- $         1.90
Interest, net                                          +/- $          .09

HOUSTON EXPLORATION 2004 GUIDANCE

CAPITAL                                                     ESTIMATE
-------                                                ------------------
E&D expenditures (million $)                           +/- $          315
(excludes acquisition capital)

OPERATIONS                                                  ESTIMATE
----------                                             ------------------
Production growth from 2003                            +/-             10%
Percent natural gas                                    +/-             93%
Percent hedged                                         +/-             73%

COSTS ($/MCFE)                                              ESTIMATE
--------------                                         ------------------
Lease operating expense                                +/- $          .53
Severance tax                                          +/- $          .12
General and administrative, net                        +/- $          .18
Transportation                                         +/- $          .11
Depreciation, depletion and amortization
and asset retirement accretion                         +/- $         1.97
Interest, net                                          +/- $          .07

The company will hold its third quarter 2003 earnings conference call on Thursday, November 6, at 8:30 a.m. Central time to further review the financial and operational results. To access the call, dial (800) 374-0699 prior to the start.

To listen to the live webcast log on to www.houstonexploration.com and follow the webcast links. A replay of the call will be available at the close of business on November 6. Dial (706) 645-9291 and provide the confirmation code 3249542 for this service.

The Houston Exploration Company is an independent natural gas and oil company engaged in the development, exploitation, exploration and acquisition of natural gas and crude oil properties. The company's operations are focused in South Texas, the shallow waters of the Gulf of Mexico and the Arkoma Basin. Additional production is located in East Texas, South Louisiana and West Virginia. For more information, visit the company's website at www.houstonexploration.com.

This news release contains forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act. All statements other than statements of historical fact included in this press release are forward-looking statements and reflect the company's current expectations and are based on current available information. Important factors that could cause actual results to materially differ from the company's current expectations include price volatility, the risk of future writedowns, the inability to meet substantial capital requirements, the constraints imposed by current indebtedness, reserve replacement risks, drilling risks, the risks associated with recent acquisitions, and other factors inherent in the exploration for and production of natural gas and crude oil discussed in the company's filings with the Securities and Exchange Commission, including the company's annual report on Form 10-K for the year ended December 31, 2002.

    UNAUDITED THIRD QUARTER 2003 FINANCIAL AND OPERATIONAL INDICATORS FOLLOW

THE HOUSTON EXPLORATION COMPANY
--------------------------------------------------------------------------------

                                                       THREE MONTHS ENDED SEPTEMBER 30,          NINE MONTHS ENDED SEPTEMBER 30,
                                                          2003                 2002                2003                  2002
                                                     --------------       --------------       --------------       --------------
                                                    (in thousands, except per share data)     (in thousands, except per share data)
UNAUDITED INCOME STATEMENT DATA:

REVENUES
   Natural gas and oil revenues                      $      118,459       $       83,955       $      367,245       $      244,165
   Other                                                        428                  250                1,277                  811
                                                     --------------       --------------       --------------       --------------
   Total revenues                                           118,887               84,205              368,522              244,976
OPERATING EXPENSES
   Lease operating                                           10,221                8,694               33,536               23,993
   Severance tax                                              3,468                2,798               10,995                7,281
   Transportation                                             2,576                2,234                7,764                6,637
   Asset retirement accretion                                   827                   --                2,479                   --
   Depreciation, depletion and amortization                  47,327               42,350              140,705              124,198
   General and administrative, net                            5,437                2,669               13,525                8,497
                                                     --------------       --------------       --------------       --------------
     Total operating expenses                                69,856               58,745              209,004              170,606

INCOME FROM OPERATIONS                                       49,031               25,460              159,518               74,370
Other (income) and expense                                   (6,238)                  --              (13,200)                  --
Interest expense                                              3,868                4,246               11,486               11,485
Capitalized interest                                         (2,026)              (1,969)              (5,218)              (6,154)
                                                     --------------       --------------       --------------       --------------
   Interest expense, net                                      1,842                2,277                6,268                5,331
Interest before taxes                                        53,427               23,183              166,450               69,039
Provision for income tax
   Current                                                    1,856                 (202)               1,914                 (575)
   Deferred                                                  16,852                8,113               56,425               24,154
                                                     --------------       --------------       --------------       --------------
                                                             18,708                7,911               58,339               23,579
INCOME BEFORE CHANGE IN ACCOUNTING PRINCIPLE                 34,719               15,272              108,111               45,460
Cumulative effect of change in accounting
 principle                                                       --                   --               (2,772)                  --
                                                     --------------       --------------       --------------       --------------
NET INCOME                                           $       34,719       $       15,272       $      105,339       $       45,460
                                                     ==============       ==============       ==============       ==============

EARNINGS PER SHARE
BASIC
   Income before change in accounting principle      $         1.12       $         0.50       $         3.48       $         1.49
   Cumulative effect of change in accounting
    principle                                                    --                   --                (0.09)                  --
                                                     --------------       --------------       --------------       --------------
   Net income                                        $         1.12       $         0.50       $         3.39       $         1.49
                                                     ==============       ==============       ==============       ==============
FULLY DILUTED
   Income before change in accounting principle      $         1.11       $         0.50       $         3.47       $         1.47
   Cumulative effect of change in accounting
    principle                                                    --                   --                (0.09)                  --
                                                     --------------       --------------       --------------       --------------
   Net income                                        $         1.11       $         0.50       $         3.38       $         1.47
                                                     ==============       ==============       ==============       ==============
Weighted average shares                                      31,117               30,540               31,022               30,514
Weighted average shares - fully diluted                      31,236               30,830               31,134               30,840

                                           THREE MONTHS ENDED SEPTEMBER 30,     NINE MONTHS ENDED SEPTEMBER 30,
                                               2003              2002              2003              2002
                                           ------------      ------------      ------------      ------------
OPERATING DATA:

PRODUCTION
   Natural gas (MMcf)                            24,554            24,245            73,573            72,590
   Oil (MBbls)                                      331               218               916               600
     Total (MMcfe)                               26,540            25,553            79,069            76,190
   Average daily production (MMcfe/d)               288               278               290               279
AVERAGE SALES PRICE
   Natural gas realized ($/Mcf)            $       4.45      $       3.23      $       4.64      $       3.17
   Natural gas unhedged ($/Mcf)                    4.84              3.09              5.45              2.89
   Oil realized ($/Bbl)                           27.70             25.77             28.24             23.40
   Oil unhedged ($/Bbl)                           27.70             25.77             28.68             23.40

--------------------------------------------------------------------------------

                                                SEPTEMBER 30,     DECEMBER 31,
                                                   2003               2002
                                                ------------      ------------
                                                         (in thousands)
BALANCE SHEET DATA:

   Working capital (deficit)             (1)    $      9,544      $     (1,702)
   Property, plant and equipment, net              1,151,923          1,022,414
   Total assets                                    1,297,048          1,138,816
   Long-term debt and notes                          175,000            252,000
   Total stockholders' equity                        719,007            592,789

----------

(1) Working capital deficit cause by negative fair value of derivative instruments.

NON-GAAP FINANCIAL MEASURES:

Discretionary cash flow represents the sum of net income plus all non-cash items which include: Depreciation, depletion and amortization, deferred taxes, asset retirement obligation accretion, stock compensation expense, certain debt extinguishment expenses and the cumulative effect of change in accounting principle less capitalized interest. Cash from operations includes all of the above plus capitalized interest. Cash from operations represents net cash provided by operating activities before changes in operating assets and liabilities. Discretionary cash flow and cash from operations are presented because management believes they are a useful adjunct to net cash provided by operating activities under accounting principles generally accepted in the United States (GAAP). Discretionary cash flow and cash from operations are widely accepted as financial indicators of an oil and gas company's ability to generate cash which is used to internally fund exploration and development activities and to service debt. Discretionary cash flow and cash from operations are not measures of financial performance under GAAP and should not be considered as alternatives to net income as indicators of our operating performance or as alternatives to cash flows from operating activities as measures of liquidity. The table below reconciles discretionary cash flow and cash from operations to net cash provided by operating activities as disclosed on our statement of cash flows.


                                                       THREE MONTHS ENDED SEPTEMBER 30,      NINE MONTHS ENDED SEPTEMBER 30,
                                                           2003               2002              2003                2002
                                                        ------------      ------------       ------------       ------------
                                                                 (in thousands)                       (in thousands)
RECONCILIATION OF NON-GAAP MEASURES:
Discretionary cash flow                                 $     98,112      $     63,787       $    304,642       $    187,721
Plus: Capitalized interest                                     2,026             1,969              5,218              6,154
                                                        ------------      ------------       ------------       ------------
Cash from operations before changes in operating
assets and liabilities                                       100,138            65,756            309,860            193,875
Plus:  Changes in operating assets and liabilities            12,341            (8,736)           (11,769)           (28,882)
                                                        ------------      ------------       ------------       ------------

Net cash provided by operating activities               $    112,479      $     57,020       $    298,091       $    164,993
                                                        ============      ============       ============       ============

Contact: The Houston Exploration Company
         Melissa Reynolds
         713-830-6887
         mreynolds@houstonexp.com